Paradigm Value Fund

INVESTOR CLASS: PVFAX | Equity Style: Small Cap Domestic Equity

First Quarter 2010

The Paradigm Value Fund

The Paradigm Value Fund (Ticker: PVFAX) focuses on small companies that are often ignored by Wall Street. We believe that short-term events often have a disproportionate impact on stock prices, giving disciplined investors an opportunity to take advantage of price inefficiencies. The Fund's management conducts extensive research to identify companies it believes are fundamentally sound, but that are facing short-term setbacks or misunderstandings which have excessively impacted stock prices. The goal is to find what we believe to be good companies with sound businesses and strong management teams but whose stock prices don't reflect the intrinsic value of the underlying company.

- Five-star small cap fund with significant capacity
- Risk-adjusted strategy for small cap investing
- Research-driven approach to identifying hidden value
- Strong track record of downside protection
- Tax-efficient, low-turnover strategy

Our Performance

Fund Inception: 1/1/03	Average Annualized Total Return as of 3/31/10				
Morningstar Category: Small Blend	Q1 2010	1 Year	3 Year	5 Year	Since Inception
Paradigm Value Fund	9.08%	57.75%	-0.99%	7.12%	16.45%
Russell 2000® Value Index	10.02%	65.07%	-5.70%	2.75%	9.76%
Category Rank	27%	68%	18%	6%	NA
# of Small Blend Funds	*670*	*645*	*562*	*471*	*NA*

Growth of $10,000 Investment (Since Inception: 1/1/03 - 3/31/10)



$30,000
$25,000
$20,000
$15,000
$10,000
2003
2004
2005
2006
2007
2008
2009
2010
Paradigm Value Fund $30,177
Morningstar Small Blend Category $18,629
Russell 2000® Value Index $15,354

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Risk Profile

3-Year Annualized Risk/Reward



PARADIGM VALUE FUND
MORE RETURN, LOWER RISK
MORE RETURN, MORE RISK
RUSSELL 2000 VALUE INDEX (TOTAL RETURN)
LOWER RETURN, LOWER RISK
LOWER RETURN, MORE RISK
ANNUALIZED RETURN (%)
-0.7
-1.7
-3.7
-5.7
-7.7
-9.7
-11.7
19
21
23
25
27
29
31
33
ANNUALIZED STANDARD DEVIATION

3-Year Market Capture



MORE UPSIDE, LESS DOWNSIDE
MORE UPSIDE, MORE DOWNSIDE
RUSSELL 2000 VALUE INDEX (TOTAL RETURN)
LESS UPSIDE, LESS DOWNSIDE
LESS UPSIDE, MORE DOWNSIDE
PARADIGM VALUE FUND
UPSIDE CAPTURE (%)
115
110
105
100
95
90
85
85
90
95
100
105
110
115
DOWNSIDE CAPTURE (%)

Morningstar® Rating as of 3/31/10

OVERALL MORNINGSTAR® RATING

★★★★★

Among 471 Small Blend Funds

The Overall Morningstar Rating is based on risk adjusted returns, derived from a weighted average of the 3, 5, and 10 year (if applicable) Morningstar metrics.

Overall Lipper Leader Ratings

5 Total Return

5 Tax Efficiency

Overall Lipper Leader designations reflect the Fund's rankings relative to its peer group as of 3/31/10. The Fund received a Lipper Leader designation among 251 funds for Total Return and among 251 funds for Tax Efficiency.

Fund Facts

Ticker Symbol	PVFAX
CUSIP	69901E104
Inception Date	1/1/03
Net Expense Ratio	1.52%*
Redemption Fee	2% for shares held less than 90 days
Net Assets	$168.1M
Number of Holdings	76
Median Mkt. Cap.	$1.12B
P/E Ratio (trailing)	22.55x
Price/Book Ratio	1.84x
Standard Dev. (5-Year)	19.14
Turnover	58.9%

**The Advisor has contractually agreed to waive management fees and reimburse expenses to the extent necessary to maintain total annual operating expenses (excluding brokerage fees and commissions, interest and other borrowing expenses, taxes, extraordinary expenses and indirect costs of investing in Acquired Funds) at 1.50% of the Value Fund's average daily net assets through May 1, 2011.*

Paradigm

For More Information
800.239.0732
www.paradigmcapital.com

Paradigm Value Fund Investor Class: PVFAX | 1Q 2010

A Research-Driven Investment Process

1 We seek value stocks that exhibit attractive valuations on several metrics, such as price to earnings, price to cash flow, price to book and price to revenue.

2 We use a proprietary valuation model to pinpoint companies that are trading at a discount to peers and/or historical valuations, and overlay fundamental analysis to determine whether the stock is trading at a discount and to identify catalysts that could result in capital appreciation and/or historical valuations.

3 Extensive research is the most important element of the investment process. The investment team develops a detailed understanding of each potential holding's business model and builds models to validate management forecasts.

4 Buy and sell decisions are based on the Advisor's confidence in management's ability to execute its strategy and the attractiveness of the stock's price based on internally prepared models and valuation metrics.

Top 10 Holdings

	% of Total Net Assets[1]
Compuware Corp.	2.1%
Endo Pharmaceuticals Hldgs Inc.	2.0
American Italian Pasta Co. (Cl. A)	1.9
Schnitzer Steel Industries, Inc.	1.8
Dole Food Company Inc.	1.8
Atwood Oceanics Inc.	1.7
Arch Chemical Inc.	1.7
Compass Minerals International Inc.	1.7
Silgan Holdings Inc.	1.7
Phillips-Van Heusen Corp.	1.6
Total	18.0%

Sector Allocation

	% of Total Net Assets[2]	Russell 2000 Value Index
Information Technology	22.9%	10.2%
Financials	16.8	34.8
Consumer Discretionary	13.3	12.8
Health Care	8.2	4.7
Materials	11.2	6.7
Energy	7.4	5.8
Consumer Staples	8.1	2.7
Industrials	10.1	16.1
Telecomm. Services	1.5	0.4
Utilities	0.5	5.6
Total	100.0%	100.0%

About Paradigm Capital Management

Paradigm Capital Management is a $2 billion boutique small cap manager. Since 1994, the firm has focused on managing small cap assets for prominent institutional investors nationwide. In 2003 the firm launched the Paradigm Value Fund to make its services available in a no-load mutual fund vehicle designed for fee-based financial advisors and retirement professionals. The firm is based in Albany, NY, with offices in New York, NY.

Paradigm Value Fund Investment Professionals



Jonathan S. Vyorst
Senior Vice President
Co-Portfolio Manager
• *Investment professional since 1987*



Jason V. Ronovech, CFA
Senior Vice President
Co-Portfolio Manager
• *Small cap specialist since 2000*

For More Information

Please call 800.239.0732, or visit www.paradigmcapital.com

As is the case with most investments, you may lose money by investing in the Fund. The Fund invests in companies that appear to be "undervalued" in the marketplace (i.e., trading at prices below the company's true worth). If the Fund's perceptions of value are wrong, the securities purchased may not perform as expected, reducing the Fund's return. The Fund primarily invests in small capitalization companies (less than $2.5 billion). Small capitalization companies can be riskier investments than larger companies.

This report must be preceded or accompanied by a prospectus containing more detail including information on risks, fees, sales charges and expenses. Please contact Paradigm Funds Advisors LLC. at 1-800-239-0732. Please read it carefully before you invest or send money. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-Funds. Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

[1] Holdings are subject to change and may not be representative of current or future holdings. [2] Sector allocations are based upon the GICS Classifications and represent a % of the common stock held and is subject to change and may not be representative of current or future holdings.

The Russell 2000® Value Index is an unmanaged index of small capitalization stocks with lower price-to-book ratios and lower forecasted growth values than the total population of small capitalization stocks whose composition is different from the Fund. P/E Ratio is the market price per share divided by earnings per share. Price/Book Ratio is the market price per share divided by book value.Standard Deviation shows the degree of variation in the Fund's returns and can serve as a useful measure of the Fund's risk. It is measured using monthly observations, but expresses the result on an annualized basis. Market Capture Ratios is a statistical measure of the Fund's overall performance in up-markets (positive return periods) and down-markets (negative return periods). The market capture ratios are used to evaluate how well an investment performed relative to an index during periods when that index has risen or fallen. The ratio is calculated by dividing the Fund's returns by the returns of the index during the up-market or the down-market, and multiplying that factor by 100.

[1] Star ratings are based on a Morningstar risk-adjusted return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The overall rating is a weighted average of the 3-, 5-, and 10-year (if applicable) returns. 5 Stars = top 10% of funds in a category; 4 stars = next 22.5% of funds; 3 stars = middle 35%; 2 stars = next 22.5%; 1 star = bottom 10%. A fund must be in existence three years to be rated. Ratings are subject to change monthly. As of 3/31/10, the Paradigm Value Fund had a 4-star rating for the 3-year period and a 5-star rating for the 5-year period among 562 and 471 small blend funds, respectively. © 2010 Morningstar, Inc. All Rights Reserved. Morningstar and/or its content providers are the proprietors of this information; do not permit its unauthorized copying or distribution; do not warrant it to be accurate, complete or timely; and are not responsible for damages or losses arising from its use.

[2] Lipper Leader calculations are subject to change monthly and are based on an equal-weighted average of percentile ranks for the category's metrics over 3-year, 5-year, and 10- year periods (if applicable). The highest 20% of funds in each peer group are named Lipper Leaders and the next 20% receive a score of 4. A fund or class must be in existence three years to be rated. Both designations reflect the Fund's ranking relative to its peer group as of 3/31/10, and do not take sales charges into account. Lipper ratings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information. More information is available at www.lipperleaders.com. Lipper Leader Copyright 2002, Reuters, All Rights Reserved. Performance for the Fund reflects fee waivers in effect; in their absence, returns would have been lower, which may have adversely affected the Fund's Lipper Rankings. The Paradigm Value Fund is in the Lipper equity funds category and received a score of 4 for Total Return among 251 funds for the 3-year period, and was rated a Lipper Leader among 200 funds for the 5-year period and among 251 funds for the Overall period; for Tax Efficiency, the Fund was a Lipper Leader for the 3-year, 5-year and Overall periods among 251 funds, 200 funds and 251 funds, respectively.

Not FDIC-Insured. May Lose Value. No Bank Guarantee. Distributor: Paradigm Funds Advisor, LLC